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                                                                    EXHIBIT 10




                                ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-80732 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.



                                       /s/ Arthur Andersen LLP


Hartford, Connecticut
April 13, 1998